Financial instruments and commitments	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Financial instruments and commitments
21. Financial instruments and commitments
The Company’s main financial risk exposure is detailed as follows:
a)Liquidity risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company is therefore exposed to liquidity risk with respect to all of the financial liabilities recognized on the consolidated statements of financial position.
The Company manages its liquidity risk by monitoring its operating requirements. The Company prepares budget and cash forecasts to ensure it has sufficient funds to fulfill its obligations.
The following are the contractual maturities of financial liabilities and purchase commitments, including estimated interest payments, as at December 31, 2021:

	Contractual cash flows
	Carrying amount	Total	Less than 1 year	1 to 5 years	More than 5 years
	$	$	$	$	$
Trade and other payables (excluding sales tax)	91,490	91,490	91,490	—	—
Due to merchants	720,874	720,874	720,874	—	—
Credit facilities	500,282	557,591	20,402	537,189	—
Lease liabilities	8,313	11,258	3,290	6,078	1,890
Other liabilities (a)	17,736	16,540	12,317	4,223	—
Contractual commitments	—	3,899	1,098	2,801	—
	1,338,695	1,401,652	849,471	550,291	1,890
Segregated funds	(720,874)	(720,874)	(720,874)	—	—
	617,821	680,778	128,597	550,291	1,890
(a) Other liabilities includes deferred revenue which will not require contractual cash flows.
As at December 31, 2021, the Company had $748,576 of cash and unused credit facilities of $385,000.
b)Credit risk
Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations. Credit risk arises principally from the Company’s cash, trade and other receivables, advances to third parties and processor deposits. The carrying amounts of these financial assets represent the maximum credit exposure.
Impairment losses on financial assets recognized in profit or loss were as follows:

	2021	2020
	$	$
Balance – Beginning of year	632	2,602
Written off against reserve	(376)	(2,806)
Net remeasurement of loss allowance	460	836
Balance – End of year	716	632
The credit risk associated with cash, processor deposits and segregated funds is limited because they are maintained only with regulated financial institutions.
Trade receivables
The Company provides credit to its customers in the normal course of business. The Company evaluates the creditworthiness of the corresponding counterparties at least at the end of each reporting period and on a specific circumstance basis. The Company’s extension of credit to customers involves considerable judgment and is based on an evaluation of each customer’s financial condition and payment history. The Company has established various internal controls designed to mitigate credit risk, including credit limits and payment terms that are reviewed and approved by the Company.
The following table provides information regarding the exposure to credit risk and expected credit loss for trade receivables as at December 31, 2021:

	Weighted-average loss rate	Gross carrying amount	Loss allowance
	%	$	$
Current (not past due)	0.1	33,298	40
1-30 days past due	10.4	657	68
31-60 days past due	4.2	554	23
More than 60 days past due	60.2	972	585
		35,481	716
The following table provides information regarding the exposure to credit risk and expected credit loss for trade receivables as at December 31, 2020:

	Weighted-average loss rate	Gross carrying amount	Loss allowance
	%	$	$
Current (not past due)	0.2	25,836	44
1-30 days past due	8.3	446	37
31-60 days past due	17.9	140	25
More than 60 days past due	60.7	867	526
		27,289	632
The impaired trade receivables are mostly due from customers that are experiencing financial difficulties.
There is a significant concentration of credit risk as of December 31, 2021, with respect to the Company’s receivables from its main processors, which represented approximately 37% (2020 – 39%) of trade and other receivables.
Advances to third parties
The credit risk associated with the advances to third parties is limited because the advances are repaid by financial institutions when the Company becomes entitled to payment under the agreements.
c)Market risks
Market risk is the risk that the Company will incur losses arising from adverse changes in underlying market factors, including interest and foreign currency exchange rates.
Foreign currency risk
The Company is exposed to the financial risk related to the fluctuation of foreign exchange rates and the degrees of volatility of those rates. Foreign currency risk is limited to the portion of the Company’s business transactions denominated in currencies other than the US dollar. Fluctuations related to foreign exchange rates could cause unforeseen fluctuations in the Company’s operating results.
Approximately 54% of the Company’s revenues and approximately 32% of its expenses are in currencies other than the US dollar. The Company does not enter into arrangements to hedge its foreign currency risk. The main other currencies are the Euro ("EUR") and the British Pounds ("GBP") which represented respectively 16% and 11% of the Company's revenues.
The following table provides an indication of the Company’s significant foreign exchange currency exposures as stated in US dollars at the following dates:

	CAD	EUR	GBP	Other	Total
	$	$	$	$	$
December 31, 2021
Cash	2,265	40,490	9,483	16,934	69,172
Trade and other receivables	5,800	6,229	1,530	4,310	17,869
Trade and other payables	(16,463)	(28,979)	(2,261)	(27,885)	(75,588)
Lease liabilities	—	(381)	—	(3,767)	(4,148)
Net financial position exposure	(8,398)	17,359	8,752	(10,408)	7,305

December 31, 2020
Net financial position exposure	(8,601)	6,739	8,513	(611)	6,040
A 10% strengthening of the above currencies against the US dollar would have affected the measurement of financial instruments denominated in these currencies and affected equity and net income by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant and ignores any impact of forecast sales and purchases.

	CAD	EUR	GBP	Other	Total
	$	$	$	$	$
2021
Increase (decrease) on equity and net income	(840)	1,736	875	(1,041)	731

2020
Increase (decrease) on equity and net loss	(860)	674	851	(61)	604
A 10% weakening of the foreign currencies against the US dollar would have an equal but opposite effect.
Interest rate risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market rates. The Company’s exposure to interest rate risk as at December 31, 2021 and 2020 is as follows:

Cash	Variable interest rate
Advances to third parties	Note 7
Processor deposits	Variable interest rate
Loans and borrowings	Note 12
Other liabilities	Note 11
Unsecured convertible debentures due to shareholders	Note 13
Liability classified common and preferred shares	Note 14
The Company does not account for any fixed interest-rate financial assets or financial liabilities at FVTPL.
All other loans and borrowings bear interest at floating rates, and the Company is therefore exposed to the cash flow risk resulting from interest rate fluctuations.
Based on currently outstanding loans and borrowings at floating rates, an increase of 100 basis points in interest rates at the reporting date would have resulted in a decrease of $3,719 in profit or loss in 2021 (2020 – $2,119). A decrease of 1% in 2021 would have had no impact on interest expense as the current effective rate is the floor rate of the agreement. This analysis assumes that all other variables, in particular foreign currency exchange rates, remain constant.